                                                                    EXHIBIT 10.6

                         CELTRIX PHARMACEUTICALS, INC.

                             EMPLOYMENT AGREEMENT
                             --------------------

     This Employment Agreement (the "Agreement") is dated as of January 7, 1997
                                     ---------
by and between Dr. Andreas Sommer ("Employee") and Celtrix Pharmaceuticals,
                                    --------
Inc., a Delaware corporation (the "Company").
                                   -------

                                   RECITALS

     Employee has served as the Company's President and Chief Executive Officer since April 1995 and has served in various officer positions with the Company since 1992. The Company's Board of Directors believes it is in the best interests of the Company to retain Employee and incentivize Employee to continue in the service of the Company. Accordingly, the Board of Directors of the Company and Employee agree to enter into this Employment Agreement.

     Now therefore, in consideration of the mutual promises, covenants and agreements contained herein, the parties hereto agree as follows:

     1.   Term of Agreement.  This Agreement shall commence on the date hereof
          -----------------
and shall have a term of two (2) (the "Original Term"). This Agreement may be
                                       -------------
extended for an additional one (1) year beyond the end of the Original Term if the parties hereto mutually agree in writing to such extension. Subject to the Company's severance payment obligations set forth in Section 5 below, this Agreement may be terminated by either party, with or without cause, on thirty
(30) days' written notice to the other party.

     2.   Duties.
          ------

          (a)  Position.  Employee shall be employed as President and Chief
               --------
Executive Officer, and as such will have responsibility for the overall operation of the Company and will report to the Company's Board of Directors (the "Board").
      -----

          (b)  Obligations to the Company.  Employee agrees to the best of his
               --------------------------
ability and experience that he will at all times loyally and conscientiously perform all of the duties and obligations required of and from Employee pursuant to the express and implicit terms hereof, and to the reasonable satisfaction of the Company. During the term of Employee's employment relationship with the Company, Employee further agrees that he will devote all of his business time and attention to the business of the Company, the Company will be entitled to all of the benefits and profits arising from or incident to all such work services and advice, Employee will not render commercial or professional services of any nature to any person or organization, whether or not for compensation, without the prior written consent of the Company's Board of Directors, and Employee will not directly or indirectly engage or participate in any business that is competitive in any manner with the business of the Company. Nothing in this Agreement will prevent Employee from accepting speaking or presentation engagements in exchange for honoraria or from serving on boards of charitable organizations, or from owning no more than one percent (1%) of the outstanding equity securities of a corporation whose stock is listed on a national stock exchange. Employee will comply with and be bound by the Company's operating policies, procedures and practices from time to time in effect during the term of Employee's employment.

     3.   At-Will Employment.  The Company and Employee acknowledge that
          ------------------
Employee's employment is and shall continue to be at-will, as defined under applicable law, and that Employee's employment with the Company may be terminated by either party at any time for any or no reason. If Employee's employment terminates for any reason, Employee shall not be entitled to any payments, benefits, damages, award or compensation other than as provided in this Agreement. The rights and duties created by this Section 3 may not be modified in any way except by a written agreement executed by the Board.

     4.   Compensation.  For the duties and services to be performed by
          ------------
Employee hereunder, the Company shall pay Employee, and Employee agrees to accept, the salary, stock options, bonuses and other benefits described below in this Section 4.

          (a)  Salary.   Employee shall receive an annual salary of $215,000 per
               ------
year. Employee's salary will be payable pursuant to the Company's normal payroll practices. In the event this Agreement is extended beyond the Original Term, the then current base salary shall be reviewed at the time of such extension by the Board or its Compensation Committee, and any increase will be effective as of the date determined appropriate by the Board or its Compensation Committee. Employee's salary shall be reviewed on at least an annual basis for possible adjustment.

          (b)  Stock Options and Other Incentive Programs.  Employee shall be
               ------------------------------------------
eligible to participate in any stock option or other incentive programs available to officers or employees of the Company.

          (c)  Bonuses.  Employee's entitlement to incentive bonuses from the
               -------
Company is discretionary and shall be determined by the Board or its Compensation Committee in good faith based upon the extent to which Employee's individual performance objectives and the Company's profitability objectives and other financial and nonfinancial objectives are achieved during the applicable bonus period. In the event of Employee's death or disability during the term of this Agreement, the Company shall pay to Employee or Employee's estate the bonus Employee would have earned during the entire year in which death or disability occurred.

          (d)  Additional Benefits.  Employee will be eligible to participate in
               -------------------
the Company's employee benefit plans of general application, including without limitation, those plans covering medical, disability and life insurance in accordance with the rules established for individual participation in any such plan and under applicable law. Employee will be eligible for vacation and sick leave in accordance with the policies in effect during the term of this Agreement and will receive such other benefits as the Company generally provides to its other employees of comparable position and experience.

          (e)  Reimbursement of Expenses.  Employee shall be authorized to incur
               -------------------------
on behalf and for the benefit of, and shall be reimbursed by, the Company for reasonable expenses, provided that such expenses are substantiated in accordance with Company policies.

     5.   Termination of Employment and Severance Benefits.
          ------------------------------------------------

          (a)  Termination of Employment.  This Agreement may be terminated
               -------------------------
during its Original Term (or any extension thereof) upon the occurrence of any of the following events:

               (i) The Company's determination in good faith that it is terminating Employee for Cause (as defined in Section 6 below) ("Termination for
                                                                 ---------------
Cause");
-----


               (ii) The Company's determination that it is terminating Employee without Cause, which determination may be made by the Company at any time at the Company's sole discretion, for any or no reason ("Termination Without Cause");
                                                  -------------------------
or

               (iii) The effective date of a written notice sent to the Company from Employee stating that Employee is electing to terminate his employment with the Company ("Voluntary Termination").
              ---------------------


          (b)  Severance Benefits.  Employee shall be entitled to receive
               ------------------
severance benefits upon termination of employment only as set forth in this
Section 5(b):

               (i)  Voluntary Termination.  If Employee's employment terminates
                    ---------------------
by Voluntary Termination, then Employee shall not be entitled to receive payment of any severance benefits. Employee will receive payment(s) for all salary and unpaid vacation accrued as of the date of Employee's termination of employment and Employee's benefits will be continued under the Company's then existing benefit plans and policies in accordance with such plans and policies in effect on the date of termination and in accordance with applicable law.

               (ii) Voluntary Termination with Cash Shortfall.  If Employee's
                    -----------------------------------------
employment terminates by Voluntary Termination and a Cash Shortfall (as defined below) exists, Employee (A) will be paid a lump sum payment on the date of termination equal to twelve (12) months of Employee's then current base salary,
(B) the principal and interest owed to the Company by Employee pursuant to the loan made to Employee in January 1992 (the "Loan") shall be forgiven and the
                                            ----
promissory note evidencing the Loan shall be canceled and (C) Employee shall be retained as a consultant by the Company and receive consulting fees equal to $18,000 per month for services performed for a period of six (6) months (the "Consulting Period"). During the Consulting Period, Employee shall perform such
------------------
services for the Company as may be reasonably requested from time to time by the Board or the Chief Executive Officer of the Company. The terms of the consulting arrangement shall be more fully described in the Consulting Agreement between Employee and the Company substantially in the form attached hereto as Exhibit A. Such consulting payments shall be made ratably over the Consulting
---------
Period according to the Company's standard payroll schedule and invoices submitted by Employee for the consulting services. Employee will also be entitled to receive payment on the date of termination of any bonus payable under Section 4(c). Employee shall also be entitled to continue to participate during the Consulting Period in all of the Company's health insurance benefits (e.g. medical, dental, optical, mental health, life) in the same manner and with the same coverage provided to Employee prior to the date of termination and in all other respects significantly comparable to those in place immediately prior to such termination. Any unvested stock options held by Employee as of the date of Employee's termination of employment shall continue to vest through the end of the Consulting Period according to the vesting schedule set forth in any agreement between Employee and the Company governing the issuance to Employee of such securities.

          (iii)  Involuntary Termination Post Change of Control.  If Employee's
                 ----------------------------------------------
employment is terminated after a Change of Control (as defined below) has occurred for any reason (including a Constructive Termination (as defined below)) other than by reason of Employee's Voluntary Termination and other than by reason of a Termination for Cause (an "Involuntary Termination"), Employee
                                          -----------------------
(A) will be paid a lump sum payment on the date of termination equal to twelve
(12) months of Employee's then current base salary, (B) the principal and interest owed to the Company by Employee pursuant to the Loan shall be forgiven and the promissory note evidencing the Loan shall be canceled and (C) Employee shall be retained as a consultant by the Company and receive consulting fees equal to $6,000 per month for services performed for a period of eighteen (18) months (the "Consulting Period"). During the Consulting Period, Employee shall
             -----------------
perform such services for the Company as may be reasonably requested from time to time by the Board or the Chief Executive Officer of the Company. The terms of the consulting arrangement shall be more fully described in the Consulting Agreement between Employee and the Company substantially in the form attached hereto as Exhibit A. Such consulting payments shall be made ratably over the
          ---------
Consulting Period according to the Company's standard payroll schedule and invoices submitted by Employee for the consulting services. Employee will also be entitled to receive payment on the date of termination of any bonus payable under Section 4(c). Employee shall also be entitled to continue to participate during the Consulting Period in all of the Company's health insurance benefits (e.g. medical, dental, optical, mental health, life) in the same manner and with the same coverage provided to Employee prior to the date of termination and in all other respects significantly comparable to those in place immediately prior to such termination. Any unvested stock options held by Employee as of the date of Employee's termination of employment shall continue to vest through the end of the Consulting Period according to the vesting schedule set forth in any agreement between Employee and the Company governing the issuance to Employee of such securities.

          (iv)   Involuntary Termination Pre Change of Control.  If Employee's
                 ---------------------------------------------
employment is terminated before a Change of Control has occurred for any reason (including a Constructive Termination) other than by reason of Employee's Voluntary Termination and other than by reason of a Termination for Cause, Employee (A) will be paid a lump sum payment on the date of termination equal to twelve (12) months of Employee's then current base salary, (B) the principal and interest owed to the Company by Employee pursuant to the Loan shall be forgiven and the promissory note evidencing the Loan shall be canceled and (C) Employee shall be retained as a consultant by the Company and receive consulting fees equal to $6,000 per month (up to an aggregate of $108,000 (the Aggregate
                                                               ---------
Consulting Payment")) for
------------------
services performed for a period of time equal to eighteen (18) months (the "Consulting Period"); provided, however, that the Aggregate Consulting Payment
 -----------------
shall be reduced on a dollar-for-dollar basis for each dollar Employee receives during the Consulting Period from other employment and/or consulting sources in excess of an aggregate of $214,500. To the extent Employee secures other employment or consulting work during the Consulting Period that pays Employee cash compensation in excess of an aggregate of $322,500, and as a result, Employee's consulting fees from the Company are reduced to zero, Employee and the Company shall either mutually agree to terminate Employee's consulting relationship or negotiate an alternative consulting arrangement. During the Consulting Period, Employee shall perform such services for the Company as may be reasonably requested from time to time by the Board or the Chief Executive Officer of the Company. The terms of the consulting arrangement shall be more fully described in the Consulting Agreement between Employee and the Company substantially in the form attached hereto as Exhibit A. Such consulting payments
                                             ---------
shall be made ratably over the Consulting Period according to the Company's standard payroll schedule and invoices submitted by Employee for the consulting services. Employee will also be entitled to receive payment on the date of termination of any bonus payable under Section 4(c). Employee shall also be entitled to continue to participate during the Consulting Period in all of the Company's health insurance benefits (e.g. medical, dental, optical, mental health, life) in the same manner and with the same coverage provided to Employee prior to the date of termination and in all other respects significantly comparable to those in place immediately prior to such termination. Any unvested stock options held by Employee as of the date of Employee's termination of employment shall continue to vest through the end of the Consulting Period according to the vesting schedule set forth in any agreement between Employee and the Company governing the issuance to Employee of such securities.

               (v)  Termination for Cause.  If Employee's employment is
                    ---------------------
terminated for Cause, then Employee shall not be entitled to receive payment of any severance benefits. Employee will receive payment(s) for all salary and unpaid vacation accrued as of the date of Employee's termination of employment and Employee's benefits will be continued under the Company's then existing benefit plans and policies in accordance with such plans and policies in effect on the date of termination and in accordance with applicable law. In addition, the principal and interest owed to the Company by Employee pursuant to the Loan shall be forgiven and the promissory note evidencing the Loan shall be canceled.

     6.  Definitions.
         -----------

         (a)   "Cash Shortfall" shall mean a reduction in the Company's cash and
                --------------
cash equivalents to an amount less than that necessary to continue the Company's operations for a period of three (3) months based on the Company's average monthly "burn rate" for the six (6) months prior to the date hereof.

         (b)   "Cause" shall mean (i) Employee's dishonest or fraudulent
                -----
conduct, deliberate attempt to do an injury to the Company, or Employee's conduct that materially discredits the Company or is materially detrimental to the reputation of the Company, including conviction of a felony; or (ii) Employee's incurable material breach of any element of the

Company's Confidential Information and Invention Assignment Agreement, including without limitation, Employee's theft or other misappropriation of the Company's proprietary information.

         (c)   "Change of Control" shall mean the acquisition of the Company by
                -----------------
means of merger, reorganization or other transaction in which the stockholders of the Company do not own a majority of the outstanding shares of the surviving corporation or a sale of all or substantially all of the assets of the Company.

          (d)  "Constructive Termination" shall be deemed to occur if (A)(1)
                ------------------------
there is a material adverse change in Employee's position causing such position to be of less stature or of less responsibility than President and Chief Executive Officer, (2) a reduction of more than 10% of Employee's base compensation unless in connection with similar decreases of other similarly situated employees of the Company, or (3) Employee's refusal to relocate to a facility or location more than fifty (50) miles from the Company's current location; and (B) within the ninety (90) day period immediately following such material change or reduction Employee elects to terminate his employment voluntarily.

     7.   Confidentiality Agreement.  Employee has signed a Confidential
          -------------------------
Information and Invention Assignment Agreement (the "Confidentiality Agreement")
                                                     -------------------------
substantially in the form attached hereto as Exhibit B.  Employee hereby
                                             ---------
represents and warrants to the Company that he has complied with all obligations under the Confidentiality Agreement and agrees to continue to abide by the terms of the Confidentiality Agreement and further agrees that the provisions of the Confidentiality Agreement shall survive any termination of this Agreement or of Employee's employment relationship with the Company.

     8.   Nonsolicitation Covenant.  Employee hereby agrees that he shall
          ------------------------
not, during the term of his employment pursuant to this Agreement or the Consulting Period, without the prior written consent of the Board, solicit or influence or attempt to influence any person employed by the Company to terminate or otherwise cease his or her employment with the Company or become an employee of any competitor of the Company. This Section 8 is to be read in conjunction with the Confidential Information and Invention Assignment Agreement executed by Employee.

     9.   Conflicts.  Employee represents that his performance of all the
          ---------
terms of this Agreement will not breach any other agreement to which Employee is a party. Employee has not, and will not during the term of this Agreement, enter into any oral or written agreement in conflict with any of the provisions of this Agreement. Employee further represents that he is entering into or has entered into an employment relationship with the Company of his own free will and that he has not been solicited as an employee in any way by the Company.

     10.  Successors.  Any successor to the Company (whether direct or
          ----------
indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets shall assume the obligations under this Agreement and agrees expressly to perform the obligations under this Agreement and the Consulting Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. The terms of this Agreement, the Consulting Agreement and all of Employee's rights hereunder and thereunder shall inure to the benefit of, and be enforceable by, Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

     11.  Miscellaneous Provisions.
          ------------------------

          (a)  No Duty to Mitigate.  Except as specifically provided in Section
               -------------------
5(b)(iv) of this Agreement, Employee shall not be required to mitigate the amount of any payment contemplated by this Agreement (whether by seeking new employment or in any other manner), nor shall any such payment be reduced by any earnings that Employee may receive from any other source.

          (b)  Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended or waived only with the written consent of the parties.

          (c)  Sole Agreement.  This Agreement, including any Exhibits hereto,
               --------------
constitutes the sole agreement of the parties and supersedes all oral negotiations and prior writings with respect to the subject matter hereof.

          (d)  Notices.  Any notice required or permitted by this Agreement
               -------
shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS), or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (e)  Choice of Law.  The validity, interpretation, construction and
               -------------
performance of this Agreement shall be governed by the laws of the State of California, without giving effect to the principles of conflict of laws.

          (f)  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (g)  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

          (h)  Arbitration.  Any dispute or claim arising out of or in
               -----------
connection with this Agreement will be finally settled by binding arbitration in San Jose, California in accordance with the rules of the American Arbitration Association by one arbitrator appointed in accordance with said rules. The arbitrator shall apply California law, without reference to rules of conflicts of law or rules of statutory arbitration, to the resolution of any dispute. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this paragraph, without breach of this arbitration provision. This Section 11(h) shall not apply to the Confidentiality Agreement.

          (i)  ADVICE OF COUNSEL.  EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES
               -----------------
THAT, IN EXECUTING THIS AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

                           [Signature Page Follows]

    The parties have executed this Agreement the date first written above.

                              CELTRIX PHARMACEUTICALS, INC.



                              By: /s/  James E. Thomas
                                  -----------------------------------
                                  James E. Thomas, Chairman

                              Address:  3055 Patrick Henry Drive
                                        Santa Clara, California 95054



                              DR. ANDREAS SOMMER


                              Signature:  /s/  Andreas Sommer
                                        -----------------------------

                              Address:  100 CIMARRON COURT
                                        -----------------------------

                                        DANVILLE, CA  94506
                                        -----------------------------

                                 EXTENSION TO
                             EMPLOYMENT AGREEMENT

     This Extension to Employment Agreement dated December 16, 1998 (this
                                                           --
"Extension") is by and between Dr. Andreas Sommer ("Employee") and Celtrix
----------                                          --------
Pharmaceuticals, Inc. a Delaware corporation (the "Company").  Employee and the
                                                   -------
Company are also referred to herein below as the "Parties".
                                                  -------

     WHEREAS, the Company and Employee entered into that certain Employment Agreement dated as of January 7, 1997 (the "Agreement") pursuant to which the
                                            ---------
Parties agreed that Employee would serve as President and Chief Executive Officer of the Company for an Original Term of two years;

     WHEREAS, pursuant to Section 1 of the Agreement, the Parties have the right to mutually agree to extend the Original Term for an additional year beyond the end of the Original Term; and

     WHEREAS, the Parties desire to extend the Original Term for one additional year beyond the end of the Original Term;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged and agreed, the Parties hereto agree as follows:

     1.   Definitions.  Unless specifically designated otherwise, capitalized
          -----------
terms used herein shall have the same meanings given them in the Agreement.

     2.   Extension of Term.  The Parties hereby agree that the Original Term of
          -----------------
the Agreement shall be and hereby is extended for one additional year beyond the end of the Original Term, which extended term shall end on January 7, 2000 (the "Extended Term").
 -------------

     3.   Continuing Effect of Agreement.  Except as specifically set forth
          ------------------------------
herein, the terms and conditions contained in the Agreement shall continue in full force and effect throughout the duration of the Extended Term.

     4.   Miscellaneous.
          -------------

          4.1  Choice of Law.  The validity, interpretation, construction and
               -------------
performance of this Extension shall be governed by the laws of the State of California, without giving effect to the principles of conflict of laws.

          4.2  Counterparts.  This Extension may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          4.3  Severability.  If one or more provisions of this Extension are
               ------------
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Extension, and the balance of this Extension shall be enforceable in accordance with its terms.

          4.4  ADVICE OF COUNSEL.  EACH PARTY TO THIS EXTENSION ACKNOWLEDGES
               -----------------
THAT, IN EXECUTING THIS EXTENSION, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS EXTENSION. THIS EXTENSION SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

                           [Signature Page Follows]

          IN WITNESS WHEREOF, the parties have executed this Extension as of the date first written above.



                              CELTRIX PHARMACEUTICALS, INC.



                              By: /s/  James E. Thomas
                                  -------------------------------------
                                  James E. Thomas, Chairman

                              Address:  3055 Patrick Henry Drive
                                        Santa Clara, California 95054



                              DR. ANDREAS SOMMER


                              Signature:  /s/  Andreas Sommer
                                        -------------------------------

                              Address:  _______________________________

                                        _______________________________

                         CELTRIX PHARMACEUTICALS, INC.

                             EMPLOYMENT AGREEMENT
                             --------------------

                            Amendment and Extension

     WHEREAS, Dr. Andreas Sommer ("Employee") and Celtrix Pharmaceuticals, Inc., a Delaware corporation (the "Company") entered into an Employment Agreement dated as of January 7, 1997 (the "Employment Agreement");

     WHEREAS, the Employment Agreement provides, at Section 1, that its term shall be for two years commencing January 7, 1997 and that the Employment Agreement may be extended for an additional one year by written agreement of the parties;

     WHEREAS, by written agreement dated December 16, 1998, Employee and the Company previously agreed to a one-year extension of the term of the Employment Agreement, to January 7, 2000; and

     WHEREAS, Employee and the Company now desire to amend the Employment Agreement to permit additional one-year extensions and to agree to an additional extension of the term of the Employment Agreement, to January 7, 2001;

     THEREFORE, Employee and the Company agree as follows:

     A. Section 1 of the Employment Agreement shall be amended in its entirety to read as follows:

          1.  Term of the Agreement.  This Agreement shall commence on the date
              ---------------------
     hereof and shall have a term of two (2) years (the "Original Term"). This Agreement may be extended additional one (1) year periods beyond the end of the Original Term if the parties hereto mutually agree in writing to such extension. Subject to the Company's severance payment obligations set forth in Section 5 below, this Agreement may be terminated by either party, with or without cause, on thirty (30) days' written notice to the other party.

     B. Pursuant to Section 1, as amended hereby, the term of the Employment Agreement shall be extended to January 7, 2001.

DATED:    11/02/99
        ----------------------

CELTRIX PHARMACEUTICALS, INC.             DR. ANDREAS SOMMER


By: /s/ James E. Thomas                   Signature: /s/  Andreas Sommer
    --------------------------                       --------------------------
         James E. Thomas
         Chairman of the Board
Address: 2033 Gateway Place, Suite 600    Address: 2033 Gateway Place, Suite 600
         San Jose, CA 95110                        San Jose, CA 95110